N-SAR FILING
THRIVENT MUTUAL FUNDS

Transactions Effected Pursuant to Rule 10f-3
For 6-month period ending April 30, 2008


----------------------------------------------------------------------------------------------------------------------------------
                                                           Par/    Issuer                          Participating     Selling
Fund        Trade Date  CUSIP      Issuer     144A  Price  Amount  Size        Percent  Broker     Underwriters      Concession
----------------------------------------------------------------------------------------------------------------------------------
THRIVENT    11/12/2007  774415103  ROCKWOOD   Y     34     3,475   10,000,000  0.035%   CREDIT     GOLDMAN, SACHS    Underwriting
PARTNER                            HOLDINGS                                             SUISSE     & CO.; CREDIT     spread of
MID CAP                            INC                                                  FIRST      SUISSE FIRST      $1.445/share
VALUE                                                                                   BOSTON     BOSTON CORP.;     (4.25%)
FUND                                                                                               KOHLBERG KRAVIS
                                                                                                   ROBERTS & CO.;
                                                                                                   DEUTSCHE BANK
                                                                                                   SECURITIES INC.;
                                                                                                   LEHMAN BROTHERS;
                                                                                                   UBS SECURITIES
                                                                                                   INC.; FIRST
                                                                                                   ANALYSIS
                                                                                                   SECURITIES CORP.
----------------------------------------------------------------------------------------------------------------------------------
